UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MORGAN STANLEY MORTGAGE SECURITIES TRUST

 (Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - A MS MORTGAGE SECURITIES TRUST - A Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87776 11 0123 4567 8358 1239

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - A MS MORTGAGE SECURITIES TRUST - A Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87776 11 0123 4567 8358 1239

HHSTS4

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - L MS MORTGAGE SECURITIES TRUST - L Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87778 11 0123 4567 8468 1239

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - L MS MORTGAGE SECURITIES TRUST - L Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87778 11 0123 4567 8468 1239

HHSTS4

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - I MS MORTGAGE SECURITIES TRUST - I Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87779 11 0123 4567 8578 1239

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - I MS MORTGAGE SECURITIES TRUST - I Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87779 11 0123 4567 8578 1239

HHSTS4

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - C MS MORTGAGE SECURITIES TRUST - C Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87780 11 0123 4567 8688 1239

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - C MS MORTGAGE SECURITIES TRUST - C Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87780 11 0123 4567 8688 1239

HHSTS4

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - R6 MS MORTGAGE SECURITIES TRUST - R6 Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87781 11 0123 4567 8798 1239

The following proxy material for the meeting is available at www.ProxyVote.com: PROXY STATEMENT 1-800-454-8683 BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 06/05/25 at 09:00 A.M. EDT MS MORTGAGE SECURITIES TRUST - R6 MS MORTGAGE SECURITIES TRUST - R6 Scan to view materials and vote via smartphone. Vote must be received by 06/04/2025 to be counted. U87781 11 0123 4567 8798 1239

HHSTS4